UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              -----------------

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                               October 28, 2002
               Date of Report (Date of earliest event reported)

                        PENNZOIL-QUAKER STATE COMPANY
            (Exact name of registrant as specified in its charter)



     DELAWARE                   001-14501                    76-0200625
 (State or other         (Commission File Number)          (IRS Employer
   jurisdiction                                            Identification
of incorporation)                                             Number)


        PENNZOIL PLACE, P.O. BOX 2967, HOUSTON, TEXAS        77252-2967
          (Address of principal executive offices)           (Zip Code)

                              (713) 546-4000
           (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

          On October 28, 2002, Pennzoil-Quaker State Company (the
"Company") issued a press release announcing the reference yields and total purchase prices in respect of each of the Company's 6.625% Notes due 2005, 6.750% Notes due 2029 and 7.375% Debentures due 2029. A copy of the press release is attached hereto as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits.

              Exhibit 99.1   Press Release dated October 28, 2002




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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Pennzoil-Quaker State Company

Date:  October 29, 2002                       By:  /s/ William Lowrey
                                                   --------------------
                                              Name:    William Lowrey
                                              Title:   Vice President - Legal






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                               EXHIBIT INDEX



Exhibit No.                  Description
-----------                  -----------
Exhibit 99.1                 Press Release dated October 28, 2002